Exhibit 10.4.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. CONTRACT ID CODE
2. AMENDMENT/MODIFICATION NO. 0023
3. EFFECTIVE DATE 07/23/2008
4. REQUISITION/PURCHASE REQ. NO.
5. PROJECT NO. (If applicable)
6. ISSUED BY FCC/Contracts and Purchasing Center 445 12th St., SW, Washington, DC 20554
CODE 00001
7. ADMINISTERED BY (If other than Item 6)
CODE*
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)
Neustar, Inc.
46000 Center Oak Plaza
Sterling, VA 20166
CODE
FACILITY CODE
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
(X) 10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016
(X) 10B. DATED (SEE ITEM 13)
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted. such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)
SET FORTH ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒ D. OTHER (Specify type of modification and authority)
Clause H.7, Key Personnel Requirements; FAR 1.6, Authority of the Contracting Officer
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings. including solicitation/contract subject matter where feasible.)
The purpose of this no-additional cost modification is to approve and incorporate into the contract the following key Personnel:
Key Personnel Title
1. Jeremiah Jenkins Program Manger
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)
15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign)
15C. DATE SIGNED
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
Anthony Wimbush
16B. United States of America
BY: /s/ Anthony S. Wimbush — (Signature of Contracting Officer)
—
16C. DATE SIGNED
07/23/2008
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE
STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Line Item
Summary
Document Number
CON03000016/0023
Title
NANP Administrator
Line Item
Number
Description
Delivery Date
(Start date to End date)
Quantity
Unit of
Issue
Unit Price
Total Cost
Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.
No Changed Line ltem Fields
Previous Total:
Modification Total:
Grand Total:

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1. CONTRACT ID CODE
2. AMENDMENT/MODIFICATION NO. 0024
3. EFFECTIVE DATE 09/27/2008
4. REQUISITION/PURCHASE REQ. NO.
5. PROJECT NO. (if applicable)
6. ISSUED BY FCC/Contracts and Purchasing Center 445 12th St., SW, Washington, DC 20554
CODE 00001
7. ADMINISTERED BY (if other then item 6)
CODE
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)
Neustar, Inc.
46000 Center Oak Plaza
Sterling, VA 20166
9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
(X) 10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016
(X) 10B. DATED (SEE ITEM 13)
CODE
FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in item 14. The hour and data specified for receipt of Offers ☐ is extended ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted. such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (if required)
No Funding Information
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section heading, including solicitation/contract subject matter where feasible.)
The purpose of this modification is two-fold: To provide for the replacements of software and hardware and continued maintenance services in accordance with the following schedule: A. SOFTWARE: 1. Weblogic for (7) CPUs: $16,316.71; 2. Oracle Operating System (2): $26,400.00; B. HARDWARE: 1. Dell 2970 Servers (8): $31,122.00; 2. Intrusion devices (2): $2,163.00; C. MAINTENANCE AGREEMENTS: 1. Nokia Firewall(2): $8,161.00; 2. Sun Database Servers (Multiple at Sterling, VA & Charlotte, NC locations). The total cost of these items is $92,507.21. This modification also serves to accept and incorporate Change Order Proposal (COP) Number 16 into the contract. COP #16 is accepted at a cost of $9,504.00. A copy of COP #16 is attached. The total cost of this contract modification is $102,011.21. Funding will be via NANP funding and will be paid by FCC Billing & Collection Agent, Welch, LLP.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or Print)
15B. CONTRACTOR/OFFEROR
(Signature of person authorized to sign)
15C. DATE SIGNED
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or Print)
Anthony Wimbush
16B. United States of America
BY /s/ Anthony Wimbush
(Signature of Contracting Officer)
16C. DATE SIGNED
09/27/2008
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE
STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Line Item Summary
Document Number
CON03000016/0024
Title
NANP Administrator
Line Item Number
Description
Delivery Date (Start date to End date)
Quantity
Unit of Issue
Unit Price
Total Cost
Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.
No Changed Line Item Fields
Previous Total:
Modification Total:
Grand Total:

NANP Administration Services
Scope of Work Change Proposal #16
INC Issue 591: Change Timeline of Part 1 / Part 3
Processing for NANPA
September 17, 2008

NeuStar, Inc.	46000 Center Oak Plaza Sterling, VA 20166

NANPA — Scope of Work Change #16 Proposal — INC Issue 591

Table of Contents

1	Introduction	1
1.1	Purpose and Scope	1
1.2	Modification of Guidelines	1
2	Proposed Industry Numbering Committee (INC) Scope of Work Change	2
3	NeuStar’s Proposed Solution	5
4	Assumptions and Risks	6
5	Cost Assumptions and Summary	7
6	Conclusion	7

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NANPA — Scope of Work Change #16 Proposal — INC Issue 591

1	Introduction
1.1	Purpose and Scope
In accordance with NeuStar’s contract1 and our constant effort to provide the best support and value to both the Federal Communications Commission (FCC) and the telecommunications industry, NeuStar, as the North American Numbering Plan Administrator (NANPA), hereby submits this scope of work change to the FCC for approval. This scope of work change is in compliance with NANPA’s Change Management protocol and most importantly per requirements as outlined in NANP Administrator Solicitation SOL03000001, Section H.9, Item 5, which states the following:
“If and when a change to the NANPA system is adopted by the NANC or the INC, the contractor’s liaison shall ensure that the proposed change is forwarded to the Contracting Officer and the Contracting Officer’s Technical Representative (COTR). No change shall be binding until such modification is issued, nor shall the Government be liable for any costs associated with a system change until such modification is issued.”
1.2	Modification of Guidelines
Pursuant to NeuStar’s contact, the NANPA shall participate in the development and modification of guidelines and procedures, which may affect the performance of the NANPA functions. These changes may be derived from regulatory directives and/or modifications to guidelines. In addition, new guidelines may be developed as appropriate to comply with regulatory directives. The NANPA shall adopt and implement any changes that are consistent with regulatory directives after they are officially adopted, recognizing that some may constitute a change in the scope of work.
When the Industry Numbering Committee (INC) places any changes to its guidelines in initial closure, the NANPA shall submit an assessment regarding the impact of scope of work, time and costs to the INC, the North American Numbering Council (NANC) and the FCC within 30 days.2
This document provides detailed information pertaining to the proposed INC requirement that went into initial closure on August 29, 2008. This change order document covers the required subject matters such as explaining the industry’s requirements, proposed solution, costs and risk and assumptions.

[1]	Contract Number CON03000016 and the NANPA Technical Requirements Document, March 2003.

[2]	NANPA Technical Requirements Document, March 2003, Section 2.10, Modification of Guidelines.

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NANPA — Scope of Work Change #16 Proposal — INC Issue 591

2	Proposed Industry Numbering Committee (INC) Scope of Work Change
During the August 19, 2008 INC meeting, INC Issue 591 was resolved and went to Initial Closure on August 29, 2008. This issue affects the NANP Administration System (“NAS”).
•	Issue 591: Change Timeline of Part 1 / Part 3 Processing for NANPA
The official INC issue statement is stated below and can also be found on the ATIS website:
A)	ISSUE STATEMENT
Section 5.22 and Appendix D II of the Central Office Code Administrative Guidelines (COCAG) provides the timeline of 10 business days for the NANPA to process a Part 1 request / issue a Part 3. In June 2008, the NANPA will be implementing a change to NAS (Number Administrative System) that will add an interface with PAS (Pooling Administration System) to allow an automated flow of Part 1 forms for NPA/NXXs in a pooled rate center. With this change there will be not be a need for manual entry by NANPA for Part 1s received from the PA.
With the automated receipt of Part 1 data from the PA to the NANPA, INC should reduce the number of days the NANPA has to process a Part 1 / issue a Part 3 from 10 business days to 7 calendar days.
B)	FOLLOWING RESOLUTION FROM INC
     COCAG
2.12	An applicant is not required to provide any additional explanation or justification of items that he/she has certified. However, certification alone may not provide the CO Code Administrator(s) with sufficient information upon which to make a decision regarding code assignment, and additional dialog and written documentation may be required. The CO Code Administrator(s) is still obligated to reply within 7 calendar days. Service providers participating in number pooling shall apply to the PA for all numbering resources; i.e., thousands-blocks and full NXX codes. In addition, SPs participating in number pooling must submit changes or disconnects for pooled NXXs to the PA. Changes or disconnects for non-pooled NXXs in a pooling rate center should be sent to NANPA, unless the PA received the original request for the non-pooled NXX.

5.2.2	Respond within 7 calendar days from the date of receipt of an application form by completing the response portion that is part of these guidelines (See Appendix D, II). For an NXX assigned to a pool, the CO Code Administrator shall also set the “Pool Indicator” on the CO Code ACD screen in BIRRDS to designate that the NXX is assigned to a pool. For those NXXs which the “Pool Indicator” has been set, the CO Code Administrator shall provide a Central Office Code (NXX) Assignment Request — Part 3 (Administrator’s

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NANPA — Scope of Work Change #16 Proposal — INC Issue 591

Response/Confirmation) directly to both the PA and the LERG Routing Guide Assignee whose OCN appears on the request form.
The NANPA must notify the carrier in writing of its decision to withhold numbering resources within 7 calendar days of receiving a request for numbering resources.3 If the Code Administrator suspended the application within two business days of the end of the seven-day interval, the seven-day period may be extended up to two business days. Although the NANPA is required to withhold numbering resources from any U.S. carrier that fails to comply with reporting and number resource application requirements, state commissions have been delegated authority to affirm or overturn a NANPA decision to withhold initial numbering resources.4
5.2.10	Respond to the code applicant or the PA in writing via the appropriate “Administrator’s Response—Receipt of the Part 4” form within 7 calendar days of receiving the Part 4 or the Part 4-PA. The response may include, but not be limited to, the following:
•	Part 4 Form Received and Approved

•	Invalid Part 4 Form Received

•	Delinquent Part 4 form Received
6.1.2	Requests for code assignments cannot be made more than six months prior to the requested effective date. Applicants must request an effective date at least 66 calendar days after the request is submitted to the PA via PAS or an effective date at least 59 calendar days after the request is submitted to the NANPA via NAS.
The 66-calendar day interval is derived by adding the 21 days allotted to code request processing (by the PA and the NANPA) and AOCN input to the industry standard of 45 days for code activation. The code activation interval begins on the date the NXX code request is input into BIRRDS. If the AOCN does not enter the information in sufficient time to allow a 45-day activation interval prior to the effective date, the effective date will be automatically changed in the appropriate TRA databases to ensure a minimum 45-day activation interval.
The 59-calendar day interval is derived by adding the 14 days5 allotted to code request processing by the NANPA and AOCN input to the industry standard of 45 days for code activation. The code activation interval begins on the date the NXX code request is input into BIRRDS. If the AOCN does not enter the information in sufficient time to allow a 45-day activation interval prior to the effective date, the effective date will be automatically changed in the appropriate TRA databases to ensure a minimum 45-day activation interval.

[3]	FCC 01-362, § 52.15 (g)(4).

[4]	FCC 00-104, ¶ 98.

[5]	The 21-day interval is the combination of 7 calendar days for the PA, 7 calendar days for the NANPA, and 7 calendar days for the AOCN.

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NANPA — Scope of Work Change #16 Proposal — INC Issue 591

6.1.2.1	Requests to open, modify, or disconnect a code in fewer than 66 or 59 calendar days (see above) increases the potential for call blocking and/or billing errors and should be avoided except in emergency cases. If an SP must seek an expedite, the burden of implementation is borne by that SP and does not obligate any other SP to activate the code in fewer than 45 days.
If an SP must request an expedite, the expedite request and the necessary expedite documentation must accompany the Part 1 request to open, modify, or disconnect a code in fewer than the standard industry interval of 66 or 59 days.
a)	The expedited 21-day or 14-day Interval activities:
•	In addition to submitting the Part 1 form to the PA or NANPA, the SP obtains agreement from its AOCN to input the Part 2 data within a specific negotiated time period. This can reduce the AOCN period down from 7 days. The SP must provide written confirmation to the PA or NANPA of the reduction of the 7 days. In the case where a Code Applicant/Holder acts as its own AOCN, the Code Applicant/Holder should indicate so on the Part 1. Doing so will reduce the AOCN period down from 7 days.

•	Then, the SP submits the Part 1 form through the PA or NANPA with the attached confirmation from the AOCN if applicable.

•	When the SP requests to receive the “earliest effective date” on the Part 1 form, NANPA will reduce the effective date to the earliest date without compromising the 45-day code activation interval from the date NANPA processes the request.
     b) The expedited 45-day Interval activities:
•	The SP must follow the Network Interconnection and Interoperability Forum (NIIF) procedures to expedite the 45-day code activation process.[6]

•	On an exception basis, an activation interval of less than 45 calendar days may be requested on the Part 1. Under no circumstances will an activation interval of less than 30 calendar days be approved by the homing tandem operating company or the NANPA.

•	To open a new code, the Part 1 must be accompanied by documentation from the homing tandem operating company that the shorter interval can be met.

•	To modify or disconnect an existing code, NANPA may have a direct role such as entering changes to data on the BIRRDS ACD screen. For disconnects, NANPA has the direct role of entering the effective date of the disconnect on the ACD screen. If an expedite is approved, the expedite information will be entered in the BIRRDS ACD screen as well. When NANPA has a direct role, NANPA has the discretion to grant an expedite without concurrence from the homing tandem operating company. Under no circumstances will a modification or disconnect interval of less than 30 days be approved by the NANPA.

[6]	For more information, refer to the latest issue of NIIF-008 “Recommended Notification Procedures to Industry for Changes in Access Network Architecture.”

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NANPA — Scope of Work Change #16 Proposal — INC Issue 591

8.2.2	If a Part 4 has not been received by the Administrator during the first five months following the original effective date returned on the Part 3 and entered on the ACD screen in BIRRDS, then the Administrator will send, via facsimile/electronic mail, a reminder notice to the code assignee. The notice will be sent no later than one month prior to the end of the 6th month, and will direct the assignee to do one of the following by the end of the sixth month after the original effective date returned on the Part 3 and entered on the ACD screen in BIRRDS:
•	For non-pooled codes, submit the Part 4 to the CO Code Administrator. If the PA received the original request for the non-pooled NXX, then the CO Code Administrator will process the Part 4 and respond to the applicant and the PA in writing via the appropriate “Administrator’s Response — Receipt of the Part 4” form within 7 calendar days of receiving the Part 4. The PA then will update its records.

•	For pooled codes, submit the Part 4 to the PA.

•	If the code is no longer needed or not in service, return the code by submitting a Part 1.
     COCAG Part 1
1.3 Dates: Date of Application:                      Requested Effective Date:
☐	By selecting this checkbox, I acknowledge that I am requesting the earliest possible effective date the Administrator can grant. Please note that this only applies to a reduction in the Administrator’s processing time, however the request will still be processed in the order received.
3	NeuStar’s Proposed Solution
INC Issue 591 requires NANPA to reduce the number of calendar days it has to process a central office code application (Part 1) and the Confirmation of CO Code In-Service (Part 4 or Part 4A when submitted by the Pooling Administrator). In addition, a new check box is added to the Central Office Code Application Form (Part 1) to permit the applicant to indicate if the applicant wants the earliest possible effective date available at the time the application is being processed.

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NANPA — Scope of Work Change #16 Proposal — INC Issue 591

Solution:
With the implementation of the interface between the NANP Administration System (NAS) and the Pooling Administration System (PAS), the impact of the reduced number of days to process a central office code application on NANPA staffing requirements is minimal. As such, no additional staffing is needed as a result of this change in processing time frames.
With regard to NAS, adjustments in various system timers and validations must be made to account for the reduction in processing days. Specifically, NAS must be reprogrammed to check to see if the requested central office code effective date is no less than 59 days, rather than 66 days, for a non-expedited request. Additionally, internal NAS timers that indicate when a central office code work item is nearing the maximum allowable processing interval (presently 14 calendar days) must be reset to reflect the new 7 calendar day interval. Finally, a new check box must be added in NAS on the Central Office Code Application Form (Part 1) to permit the applicant to indicate if he/she wants the earliest possible effective date that can be approved by NANPA, without treating the request as an expedite.
4	Assumptions and Risks
As part of the NANPA’s assessment of this change order, NANPA is required to identify the associated assumptions and risks that can have an impact on its operations.
Assumptions:
•	Service providers must indicate their desire to have the earliest possible effective date by checking the new field on the application at the time the application is submitted. Such a request made after the application has been submitted may not be granted.

•	Expedited code requests will continue to be addressed per Section 6.1.2.1 of the Central Office Code Assignment Guidelines. Code expedites are only granted if the applicant provides the appropriate supporting documentation, per Section 6.1.2.1, and that documentation accompanies the Part 1 application. The purpose of the new check box on the Part 1 application is to alert NANPA that the applicant does not request a specific effective date, but rather the earliest effective date NANPA can approve, without treating the request as an expedite.

•	Required changes in PAS to reflect the reduced NANPA processing intervals as well as the new data field on the Part 1 central office code application form will take place simultaneously with the implementation in NAS.
Risks:
•	The reduced processing interval may result in an increased quantity of suspended applications. Specifically, applications containing minor errors that require additional information from the applicant or applications requiring NANPA to obtain a report from NPAC on possible telephone number porting on a code (e.g., applications returning a code or requesting a rate center change) may need to be suspended by NANPA as there is less time within the new processing window to address these matters.

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NANPA — Scope of Work Change #16 Proposal — INC Issue 591

5	Cost Assumptions and Summary
The proposed solution for implementation of INC Issue 591 requires changes in NAS in order for the system to recognize the revised processing intervals and the new data field on the central office code application form. NANPA has determined that the cost associated with implementing this change in NAS is $9,504.00.
6	Conclusion
NeuStar, as the NANPA, hereby seeks the FCC’s approval for this Scope of Work Change. Upon approval by the FCC, NANPA will notify the industry that it is accommodating this Scope of Work change order.

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